DUNHAM FUNDS

Dunham Corporate/Government Bond Fund

Class A (DACGX)

Class C (DCCGX)

Class N (DNCGX)

Supplement dated July 13, 2017 to the Statutory Prospectus dated February 28, 2017, as amended April 10, 2017 (the “Prospectus”), and the Summary Prospectus dated April 10, 2017 (the “Summary Prospectus”). This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

The information under the sub-heading “Sub-Adviser Portfolio Managers” on page 8 of the Prospectus and page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser Portfolio Managers: David L. Albrycht, CFA is President and Chief Investment Officer of Newfleet. Prior to joining Newfleet in 2011, Mr. Albrycht was Executive Managing Director and Senior Portfolio Manager with Goodwin Capital Advisers. He joined the Goodwin Capital Advisers multi-sector fixed income team in 1985 as a credit analyst and had managed fixed income portfolios since 1991. Mr. Albrycht has been managing the Fund since January 2013.

Stephen Hooker is a Managing Director and a Portfolio Manager at Newfleet.  Mr. Hooker joined Newfleet in 2011 to serve as sector manager for emerging markets. He was responsible for researching issuers in Europe, the Middle East, and Africa.  Prior to Newfleet, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products.  He began his career in the investment industry in 1993. Mr. Hooker has been managing the Fund since May 2017.

Messrs. Albrycht and Hooker share responsibility for the day-to-day management of the Fund.

Reference is made to the section entitled “SUB-ADVISERS AND SUB-ADVISER PORTFOLIO MANAGERS” beginning on page 83. The information in the second and third paragraphs under the sub-section “Dunham Corporate/Government Bond Fund” is deleted it its entirety and replaced with the following:

The Dunham Corporate/Government Bond Fund is managed by a management team consisting of portfolio managers and analysts. David L. Albrycht and Stephen Hooker share responsibility for the day-to-day management of the Fund.

Stephen Hooker

Managing Director and Portfolio Manager

Mr. Hooker joined Newfleet in 2011 to serve as sector manager for emerging markets. He was responsible for researching issuers in Europe, the Middle East, and Africa.  Prior to Newfleet, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products.  He began his career in the investment industry in 1993.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information dated February 28, 2017, as amended April 10, 2017, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

DUNHAM FUNDS

Supplement dated July 13, 2017

to the

Statement of Additional Information dated February 28, 2017, as amended April 10, 2017 (the “SAI”)

This Supplement updates and supersedes any contrary information contained in the SAI

Reference is made to the section entitled “INVESTMENT MANAGEMENT AND OTHER SERVICES”, sub-heading “INVESTMENT ADVISER” beginning on page 52. The information pertaining to the Dunham High-Yield Bond Fund in the first table under this section, which is located on page 53, is deleted in its entirety and replaced with the following:

Fund:	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham High-Yield Bond Fund	0.82%-1.02%	0.60%	0.22%-0.42%

The second table under this section, which is located on page 53, is amended with respect to the information provided for the Dunham High-Yield Bond Fund and the Dunham Focused Large Cap Growth Fund:

Fund:	Base Fee +/- Fulcrum Fee	Pre-Approved Negotiable Range of Sub-Advisory Fees
Dunham High-Yield Bond Fund	32 basis points (0.32%) +/- 10 basis points (0.10%)	0% - 0.80%(3)
Dunham Focused Large Cap Growth Fund	35 basis points (0.35%) +/- 15 basis points (0.15%)	0% -1.10%(5)

Reference is made to the table under this section located on page 60 with respect to the Funds’ Benchmark Indices. The information provided for the Dunham High-Yield Bond Fund is deleted and replaced with the following:

Fund Name	Benchmark
Dunham High-Yield Bond Fund	Barclays U.S. High-Yield Ba/B2% Issuer Capped Index

Reference is made to section entitled “PORTFOLIO MANAGERS” beginning on page 68 of the SAI. The table under this section is amended to delete in its entirety the information pertaining to Peter R. Duffy and Christopher J. Kelleher; to amend the information pertaining to Richard A. Hocker; and to add information regarding John Yovanovic and Stephen Hooker as follows:

Portfolio Manager/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Richard A. Hocker, CIO Penn Capital Management Company, Inc. Dunham Appreciation and Income Fund	9	$153	11	$536	164	$4.383.58	$5,433.39
John Yovanovic, CFA* PineBridge Investments LLC Dunham High-Yield Bond Fund	6	$2,886	7	$3,224	8	$5,180	$11,290
Stephen Hooker** Newfleet Asset Management LLC	3	$2,350,348	0	0	4	$179,273,122	$478,623,470

Dunham Corporate/Government Bond Fund

*As of May 31, 2017

**As of March 31, 2017

Reference is made to the section entitled “Conflicts of Interest” beginning on page 72 of the SAI. The following information is added to this section:

PineBridge Investments LLC (“PineBridge”) - PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations.  For a more detailed discussion of conflicts of interest, please refer to PineBridge Investment LLC’s Form ADV Part 2.

Reference is made to the section entitled “Compensation” beginning on page 80. The following information is added to this section:

PineBridge – Compensation for all PineBridge Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed-base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component generally is discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manger’s funds are considered. A portfolio manager also may receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award, the ultimate value of which would depend upon financial performance of the firm.

Reference is made to the sub-section entitled “Ownership of Securities” beginning on page 84. The table under this section is amended to delete in its entirety the information pertaining to Christopher J. Kelleher and Peter R. Duffy; to amend the information pertaining to Richard A. Hocker; and to add information regarding John Yovanovic and Stephen Hooker as follows:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned
Richard A. Hocker	Dunham Appreciation & Income Fund	None
John Yovanovic, CFA*	Dunham High-Yield Bond Fund	None
Stephen Hooker**	Dunham Corporate/Government Bond Fund	None

*As of May 31, 2017

**As of March 31, 2017

Reference is made to the section entitled “APPENDIX B – PROXY VOTING FOR THE SUB-ADVISERS” beginning on page 103 of the SAI. The proxy voting policies and procedures of PineBridge are added to this section:

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PINEBRIDGE INVESTMENTS LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in each Client’s best interest.

II. Policy Statement

Proxy Procedures

As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.)

Record-Keeping

PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies, and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third party proxy voting service or other third party.

Proxies of Shares of Non-U.S. Corporations

PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.

Policy on Monitoring Class Action Suits

In the event that PineBridge has purchased the same security for a Client’s portfolio alongside its investments on behalf of itself or an affiliate, PineBridge generally will seek to inform a Client that such Client may also have a cause of action whenever such issuer is subject to class action litigation. PineBridge as a general matter will also make available to the Client such rights, if any, as that PineBridge may have against any such issuer in its capacity as the Client’s agent, and PineBridge will, where possible, give the Client such assistance as it may reasonably require to exercise its rights in any such action.

PineBridge generally does not, however, search out potential legal claims or monitor class action lawsuits against issuers arising from investments held in a Client portfolio, nor may PineBridge institute a lawsuit on a Client’s behalf arising from investments held in the Client portfolio.

In addition, given the size and breadth of PineBridge’s business, it is possible that there may be situations in which PineBridge or an affiliate might become aware of a potential lawsuit with respect to a security, one of which may also be held within a Client portfolio. In these situations, there is the possibility, due to confidentiality requirements or conflicts of interest, that PineBridge would be restricted from informing a Client of potential legal actions and activities.

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In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel), and will attempt to resolve all conflicts in the Client’s best interest.

III. Procedures

PineBridge will vote proxies in the best interests of its Clients, which may result in different voting results for proxies for the same issuer.

•	Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.

•	If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.

•	If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.

•	PineBridge has established a Proxy Committee (the “Committee”). The PineBridge Proxy Committee is comprised of members of the Investment Department, and senior management, and is attended by members of Legal & Compliance and Operations.

•	The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.

•	Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.

•	PineBridge has engaged a third party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’s voting guidelines.

•	In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.

You should read this Supplement in conjunction with the Statutory Prospectus dated February 28, 2017, as amended April 10, 2017, and the Summary Prospectuses dated April 10, 2017and the Statement of Additional Information dated February 28, 2017, as amended April 10, 2017, or as subsequently amended, which provide information that you should know about the Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund and the Dunham Focused Large Cap Growth Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

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